Income taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2018	Dec. 31, 2017
Income taxes
Income taxes

Note 10. Income taxes

The Company and its Bermuda-domiciled subsidiaries are not subject to Bermuda income tax under current Bermuda law. In the event there is a change in the current law such that taxes are imposed, the Company and its Bermuda-domiciled subsidiaries would be exempt from such tax until March 31, 2035, pursuant to the Bermuda Exempted Undertakings Tax Protection Act of 1966. The Company has subsidiaries and branches that operate in various other jurisdictions around the world that are subject to tax in the jurisdictions in which they operate. The jurisdictions in which the Company’s subsidiaries and branches are subject to tax are Australia, Belgium, Canada, Germany, Gibraltar, Luxembourg, Malaysia, the Netherlands, Singapore, Sweden, Switzerland, the United Kingdom and the United States.

Sirius Group reported an income tax benefit of $6.9 million and $12.8 million during the three months ended September 30, 2018 and 2017, respectively, on pre-tax loss of $34.6 million and $185.1 million, respectively. Sirius Group reported an income tax expense of $55.4 million and income tax benefit of $11.3 million during the nine months ended September 30, 2018 and 2017, respectively, on pre-tax income of $169.2 million and pre-tax loss of $166.7 million, respectively. The effective tax rate for the nine months ended September 30, 2018 was 32.7%, which was higher than the Swedish statutory rate of 22% (the rate at which the majority of Sirius Group’s worldwide operations are taxed) primarily because of non-recurring adjustments to Sirius Group’s deferred tax assets which resulted from various internal restructurings and changes in Sirius Group’s accounting for uncertain tax positions. The effective tax rate for the nine months ended September 30, 2017 was 6.8%, which was lower than the Swedish statutory rate of 22% primarily because of income recognized in jurisdictions with lower rates than Sweden and non-recurring adjustments to Sirius Group’s deferred tax assets which resulted from various internal restructurings. In arriving at the effective tax rate for the nine month period ended September 30, 2018 and 2017, Sirius Group forecasted all income and expense items including the change in unrealized investment gains (losses) and realized investment gains (losses) for the years ending December 31, 2018 and 2017.

The Tax Cuts and Jobs Act (the ‘‘TCJA’’) was enacted into law in the U.S. in December 2017. Among other provisions, the TCJA includes a new 21% corporate tax rate, the impacts of which (including on Sirius Group’s deferred tax assets) were already taken into account in Sirius Group’s financial results for the year ended December 31, 2017. The TCJA also includes a new base erosion and anti-abuse tax (‘‘BEAT’’), which is essentially a minimum tax that is potentially applicable to certain otherwise deductible payments made by U.S. entities to non-U.S. affiliates, including cross- border interest payments and reinsurance premiums. The statutory BEAT rate is 5% in 2018 and will rise to 10% in 2019‑2025 and then 12.5% in 2026 and thereafter. The TCJA also includes provisions for Global Intangible Low-Taxed Income (‘‘GILTI’’) under which taxes on foreign income are imposed on the excess of a deemed return on tangible assets of certain foreign subsidiaries. Consistent with accounting guidance, Sirius Group will treat BEAT as an in period tax charge when incurred in future periods for which no deferred taxes need to be provided and has made an accounting policy election to treat GILTI taxes in a similar manner. No provision for income taxes related to BEAT or GILTI was recorded as of December 31, 2017 or September 30, 2018.

Additionally, the SEC staff issued Staff Accounting Bulletin 118 (‘‘SAB 118’’), which provides guidance on accounting for the tax effects of the TCJA. SAB 118 addresses situations where accounting for certain income tax effects of the TCJA under ASC 740, Income Taxes (‘‘ASC 740’’), may be incomplete upon issuance of an entity’s financial statements and provides a one-year measurement period from the enactment date to complete the accounting under ASC 740. In accordance with SAB 118, a company must reflect the following: (1) income tax effects of those aspects of the TCJA for which accounting under ASC 740 is complete, (2) provisional estimate of income tax effects of the TCJA to the extent accounting is incomplete but a reasonable estimate is determinable, and (3) if a provisional estimate cannot be determined, ASC 740 should still be applied on the basis of tax law provisions that were in effect immediately before the enactment of the TCJA. Sirius Group’s provision for income taxes for the year ended December 31, 2017 is based on the application of SAB 118 taking into account existing deferred tax balances and certain provisions of the TCJA. The income tax effects of the TCJA for which accounting is complete (category (1) above) are set forth in the paragraph above. To the extent Sirius Group’s accounting was incomplete and a reasonable estimate of the impact of certain provisions was determinable (category (2) above), the provisional estimates prescribed by SAB 118 were insignificant. To the extent a reasonable estimate of the impact of certain provisions was not determinable (category (3) above), Sirius Group has not recorded any adjustments and has continued accounting for them in accordance with ASC 740 on the basis of the tax laws in effect before enactment of the TCJA. These items include Sirius Group’s tax accounting for loss reserves based on a new discounting methodology prescribed by the TCJA. Sirius Group continues to analyze the impact of the TCJA, and there were no changes to these estimates during the current period.

Sirius Group has capital and liquidity in many of its subsidiaries, some of which may reflect undistributed earnings. If such capital or liquidity were to be paid or distributed to the Company or Sirius Group’s subsidiaries, as dividends or otherwise, they may be subject to income or withholding taxes. Sirius Group generally intends to operate, and manage its capital and liquidity, in a tax-efficient manner. However, the applicable tax laws in relevant countries are still evolving, including in response to guidance from the Organisation for Economic Cooperation and Development. Accordingly, such payments or earnings may be subject to income or withholding tax in jurisdictions where they are not currently taxed or at higher rates of tax than currently taxed, and the applicable tax authorities could attempt to apply income or withholding tax to past earnings or payments.

Deferred tax asset, net of valuation allowance

Sirius Group’s net deferred tax liability, net of the valuation allowance as of September 30, 2018 was $59.2 million. Of the $59.2 million, $26.2 million relates to net deferred tax assets in U.S. subsidiaries, $159.0 million relates to net deferred tax assets in Luxembourg subsidiaries, $11.5 million relates to net deferred tax assets in United Kingdom subsidiaries, $255.8 million relates to net deferred tax liabilities in Sweden subsidiaries, and $0.1 million relates to other net deferred tax liabilities.

Sirius Group records a valuation allowance against deferred tax assets if it becomes more likely than not that all or a portion of a deferred tax asset will not be realized. Changes in valuation allowances from period to period are included in income tax expense in the period of change. In determining whether or not a valuation allowance, or change therein, is warranted, Sirius Group considers factors such as prior earnings history, expected future earnings, carryback and carryforward periods and strategies that if executed would result in the realization of a deferred tax asset. It is possible that certain planning strategies or projected earnings in certain subsidiaries may not be feasible to utilize the entire deferred tax asset, which could result in material changes to Sirius Group’s deferred tax assets and tax expense.

Uncertain tax positions

Recognition of the benefit of a given tax position is based upon whether a company determines that it is more likely than not that a tax position will be sustained upon examination based upon the technical merits of the position. In evaluating the more likely than not recognition threshold, Sirius Group must presume that the tax position will be subject to examination by a taxing authority with full knowledge of all relevant information. If the recognition threshold is met, then the tax position is measured at the largest amount of benefit that is more than 50% likely of being realized upon ultimate settlement.

As of September 30, 2018, the total reserve for unrecognized tax benefits is $64.1 million. If Sirius Group determines in the future that its reserves for unrecognized tax benefits on permanent differences and interest and penalties are not needed, the reversal of $63.9 million of such reserves as of September 30, 2018 would be recorded as an income tax benefit and would impact the effective tax rate. If Sirius Group determines in the future that its reserves for unrecognized tax benefits on temporary differences are not needed, the reversal of $0.2 million of such reserves as of September 30, 2018 would not impact the effective tax rate due to deferred tax accounting but would accelerate the payment of cash to the taxing authority. The vast majority of Sirius Group’s reserves for unrecognized tax benefits on permanent differences relate to deductions for interest paid on intra-group debt instruments.

The Swedish Tax Authority (‘‘STA’’) has denied deductions claimed by two of the Company’s Swedish subsidiaries in certain tax years for interest paid on intra-group debt instruments. Sirius Group has challenged the STA’s denial in court based on the technical merits. In October 2018, one of the Swedish subsidiaries received an adverse decision from Sweden’s Administrative Court, which Sirius Group plans to appeal. Sirius Group has taken into account this and other relevant developments in applicable Swedish tax law and has established a reserve for this uncertain tax position. As of September 30, 2018, the total amount of such reserve was $62.4 million.

In connection with this matter, Sirius Group has also taken into account the Stock Purchase Agreement (“SPA”) by which Sirius Group was sold to CMIG International Holding Pte. Ltd (‘‘CMIG International’’) in 2016 and has  recorded an indemnification asset. Pursuant to the SPA, the seller agreed to indemnify the buyer and Sirius Group for, among other things, (1) any additional tax liability in excess of Sirius Group’s accounting for uncertain tax positions for tax periods prior to the sale of Sirius Group to CMIG International, and (2) an impairment in Sirius Group’s net deferred tax assets resulting from a final determination by a tax authority. While Sirius Group intends to continue challenging the STA’s denial based on the technical merits (including appealing the adverse court decision received in October 2018), the ultimate resolution of these tax disputes is uncertain and no assurance can be given that there will be no material changes to Sirius Group’s operating results or balance sheet in connection with these uncertain tax positions or the related indemnification.

With few exceptions, Sirius Group is no longer subject to U.S. federal, state or non-U.S. income tax examinations by tax authorities for years before 2013.

Note 12. Income taxes

The Company and its Bermuda domiciled subsidiaries are not subject to Bermuda income tax under current Bermuda law. In the event there is a change in the current law such that taxes are imposed, the Company and its Bermuda domiciled subsidiaries would be exempt from such tax until March 31, 2035, pursuant to the Bermuda Exempted Undertakings Tax Protection Act of 1966. The Company has subsidiaries and branches that operate in various other jurisdictions around the world that are subject to tax in the jurisdictions in which they operate. The jurisdictions in which the Company’s subsidiaries and branches are subject to tax are Australia, Belgium, Canada, Germany, Gibraltar, Luxembourg, Malaysia, the Netherlands, Singapore, Sweden, Switzerland, the United Kingdom, and the United States.

Sirius Group’s net (loss) income before income taxes for the years ended December 31, 2017, 2016, and 2015 was generated in the following domestic and foreign jurisdictions:

	2017	2016	2015
	(Millions)
Domestic:
Bermuda	$(95.0)	$(4.9)	$1.2
Foreign:
U.S.	(22.4)	(25.3)	68.9
U.K.	(27.0)	(7.0)	(3.5)
Sweden	(26.1)	(29.5)	15.6
Luxembourg	43.4	105.3	250.9
Netherlands	18.2	(0.1)	(0.1)
Other	(1.0)	(0.6)	0.2
Total (loss) income before income taxes	$(109.9)	$37.9	$333.2

The total income tax benefit (expense) for the years ended December 31, 2017, 2016, and 2015 consisted of the following:

	2017	2016	2015
	(Millions)
Current tax (expense):
U.S. Federal	$(0.9)	$2.1	$(0.1)
State	(2.0)	(1.7)	(1.5)
Non-U.S.	(3.6)	(11.4)	(9.6)
Total current tax (expense)	(6.5)	(11.0)	(11.2)
Deferred tax (expense) benefit:
U.S. Federal	(10.7)	16.0	(21.4)
State	—	—	—
Non-U.S.	(9.2)	2.3	(14.5)
Total deferred tax (expense) benefit	(19.9)	18.3	(35.9)
Total income tax (expense) benefit	$(26.4)	$7.3	$(47.1)

Effective Rate Reconciliation

A reconciliation of taxes calculated using the 22% Swedish statutory rate (the rate at which the majority of Sirius Group’s worldwide operations are taxed) to the income tax (expense) benefit on pre- tax income follows:

	2017	2016	2015
	(Millions)
Tax benefit (expense) at the statutory rate	$24.2	$(8.3)	$(73.3)
Differences in taxes resulting from:
Tax rate change enacted in the United States	(29.7)	—	—
Non-Sweden Earnings	(19.1)	(8.0)	17.1
Foreign tax credits	2.2	6.9	6.5
Change in valuation allowance including benefit from intercompany debt restructuring	1.4	55.0	11.3
Tax reserve adjustments	(0.7)	(6.0)	(5.7)
Withholding taxes	(0.8)	(1.4)	(1.9)
Tax rate change enacted in Luxembourg	0.4	(30.6)	—
Other, net	(4.3)	(0.3)	(1.1)
Total income tax (expense) benefit on pre-tax earnings	$(26.4)	$7.3	$(47.1)

The non-Sweden component of Pre-tax (loss) income was $(83.8) million, $67.3 million, and $317.6 million for the years ended December 31, 2017, 2016, and 2015, respectively.

On December 22, 2017, the Tax Cuts and Jobs Act (the “TCJA”) was enacted into law. Substantially all of the provisions of the TCJA are effective for taxable years beginning after December 31, 2017. The TCJA includes significant changes to the Internal Revenue Code of 1986, including amendments which significantly change the taxation of individuals and business entities. Among numerous other changes, the corporate federal income tax rate was reduced from 35% to 21%, effective January 1, 2018. The tax effects of changes in tax laws must be recognized in the period in which the law is enacted, and deferred tax assets and liabilities to be measured at the enacted tax rate expected to apply when temporary differences are to be realized or settled. Thus, the Company’s deferred taxes were remeasured on December 31, 2017, based upon the 21% federal income tax rate, which resulted in a $29.7 million reduction in the net deferred tax assets. Of this amount, $12.1 million was primarily related to net operating loss carryforwards and book-tax timing differences in its U.S. subsidiaries and $17.6 million was related to net operating loss carryforwards in one of the Luxembourg subsidiaries, which is re-measured in part by reference to the U.S. tax rate. The $29.7 million reduction in net deferred tax assets was recorded through income from operations.

Additionally, the SEC staff issued Staff Accounting Bulletin 118 (“SAB 118”), which provides guidance on accounting for the tax effects of the TCJA. SAB 118 addresses situations where accounting for certain income tax effects of the TCJA under ASC 740, Income Taxes (“ASC 740”) may be incomplete upon issuance of an entity’s financial statements and provides a one-year measurement period from the enactment date to complete the accounting under ASC 740. In accordance with SAB 118, a company must reflect the following: (1) income tax effects of those aspects of the TCJA for which accounting under ASC 740 is complete, (2) provisional estimate of income tax effects of the TCJA to the extent accounting is incomplete but a reasonable estimate is determinable, and (3) if a provisional estimate cannot be determined, ASC 740, should still be applied on the basis of tax law provisions that were in effect immediately before the enactment of the TCJA. Sirius Group’s provision for income taxes for the year ended December 31, 2017 is based on the application of SAB 118 taking into account existing deferred tax balances and certain provisions of the TCJA. The income tax effects of the TCJA for which accounting is complete (category (1) above) are set forth in the paragraph above. To the extent Sirius Group’s accounting was incomplete and a reasonable estimate of the impact of certain provisions was determinable (category (2) above), the provisional estimates prescribed by SAB 118 were insignificant. To the extent a reasonable estimate of the impact of certain provisions was not determinable (category (3) above), Sirius Group has not recorded any adjustments and has continued accounting for them in accordance with ASC 740 on the basis of the tax laws in effect before enactment of the TCJA. These items include Sirius Group’s tax accounting for loss reserves based on a new discounting methodology prescribed by the TCJA.

The TCJA includes provisions for Global Intangible Low-Taxed Income (“GILTI”) under which taxes on foreign income are imposed on the excess of a deemed return on tangible assets of certain foreign subsidiaries and for Base Erosion and Anti-Abuse Tax (“BEAT”) under which taxes are imposed on certain base eroding payment to affiliated foreign companies. Consistent with accounting guidance, Sirius Group will treat BEAT as an in period tax charge when incurred in future periods for which no deferred taxes need to be provided and has made an accounting policy election to treat GILTI taxes in a similar manner. Accordingly, no provision for income taxes related to BEAT or GILTI was recorded as of December 31, 2017.

Sirius Group has capital and liquidity in many of its subsidiaries, some of which may reflect undistributed earnings. If such capital or liquidity were to be paid or distributed to the Company or Sirius Group’s subsidiaries, as dividends or otherwise, they may be subject to income or withholding taxes. Sirius Group generally intends to operate, and manage its capital and liquidity, in a tax-efficient manner. However, the applicable tax laws in relevant countries are still evolving, including in response to guidance from the Organisation for Economic Cooperation and Development. Accordingly, such payments or earnings may be subject to income or withholding tax in jurisdictions where they are not currently taxed or at higher rates of tax than currently taxed, and the applicable tax authorities could attempt to apply income or withholding tax to past earnings or payments.

Tax Payments and Receipts

Net income tax payments to national, state, and local governments totaled $16.7 million, $8.3 million, and $31.7 million for the years ended December 31, 2017, 2016, and 2015, respectively.

Deferred Tax Inventory

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts for tax purposes. An outline of the significant components of Sirius Group’s deferred tax assets and liabilities follows:

	2017	2016
	(Millions)
Deferred income tax assets related to:
Non-U.S. net operating loss carry forwards	$305.1	$270.8
U.S. federal net operating loss and capital carry forwards	34.7	40.0
Tax credit carry forwards	18.3	15.2
Loss reserve discount	8.9	22.0
Incentive compensation and benefits accruals	2.0	6.3
Net unrealized investment losses	1.8	3.4
Unearned Premiums	1.5	2.0
Allowance for doubtful accounts	1.4	2.3
Deferred interest	0.2	0.3
Additional DTA as result of intercompany debt restructuring	—	7.4
Foreign currency translations on investments and other assets	—	2.0
Other items	3.6	2.6
Total gross deferred income tax assets	377.5	374.3
Valuation allowance	(71.8)	(58.1)
Total adjusted deferred tax asset	305.7	316.2
Deferred income tax liabilities related to:
Safety Reserve (See Note 19)	286.6	259.7
Intangible assets	42.0	—
Foreign currency translations on investments and other assets	7.3	—
Purchase accounting	2.4	3.5
Deferred acquisition costs	1.2	3.4
Investment basis differences	1.1	8.7
Other items	3.2	1.5
Total deferred income tax liabilities	343.8	276.8
Net deferred tax (liability) asset	$(38.1)	$39.4

Sirius Group’s deferred tax assets are net of U.S. federal and non-U.S. valuation allowances and, to the extent they relate to non-U.S. jurisdictions, they are shown at year-end exchange rates.

Of the $38.2 million net deferred tax liability as of December 31, 2017, $17.9 million relates to net deferred tax assets in U.S. subsidiaries, $189.8 million relates to net deferred tax assets in Luxembourg subsidiaries, $11.3 million relates to net deferred tax assets in United Kingdom subsidiaries and $257.2 million relates to net deferred tax liabilities in Sweden subsidiaries.

As a result of the acquisitions of IMG and Armada, a net deferred tax liability of $42.0 million related to intangible assets was recorded as of December 31, 2017. Of the $42.0 million, $33.3 million relates to a deferred tax liability for IMG and its subsidiaries’ policyholder relationships, customer relationships, technology, and trade names, $9.8 million relates to a deferred tax liability related to the remeasurement at fair value of the Armada Earnout post-acquisition, and $1.1 million relates to a deferred tax asset for Armada’s distribution relationships, trade name, and technology.

Net Operating Loss and Capital Loss Carryforwards

Net operating loss and capital loss carryforwards as of December 31, 2017, the expiration dates, and the deferred tax assets thereon are as follows:

	2017
	United States	Luxembourg	Sweden	Netherlands	UK	TOTAL
	(Millions)
2018 - 2022	$0.6	$—	$—	$1.0	$—	$1.6
2022 - 2037	166.7	—	—	0.4	—	167.1
No expiration date	—	1,043.3	220.3	—	56.3	1,319.9
Total	167.3	1,043.3	220.3	1.4	56.3	1,488.6
Gross Deferred Tax Asset	35.1	271.4	22.5	0.3	10.8	340.1
Valuation Allowance	—	(71.9)	—	(0.3)	—	(72.2)
Net Deferred Tax Asset	$35.1	$199.5	$22.5	$—	$10.8	$267.9

Sirius Group expects to utilize net operating loss carryforwards in Luxembourg of $821.8 million but does not expect to utilize the remainder as they belong to companies that are not expected to have sufficient taxable income in the future. Included in the U.S. net operating loss carryforwards are losses of $120.1 million subject to an annual limitation on utilization under Internal Revenue Code Section 382. Of these loss carryforwards, $14.0 million will expire between 2022 and 2025, $104.5 million will expire between 2030 and 2032, and $48.8 million will begin to expire in 2036. Sirius Group expects to utilize all of the U.S. net operating loss carryforwards.

As of December 31, 2017, there are U.S. foreign tax credits carryforwards available of $13.7 million, of which an insignificant amount expires between 2018 and 2019, and the remaining, which Sirius Group expects to use, will begin to expire in 2022. As of December 31, 2017, there are alternative minimum tax credit carryforwards of $0.1 million which do not expire and are expected to become fully refundable beginning in the 2021 tax year under the TCJA.

Valuation Allowance

Sirius Group records a valuation allowance against deferred tax assets if it becomes more likely than not that all or a portion of a deferred tax asset will not be realized. Changes in valuation allowances from period to period are included in income tax expense in the period of change. In determining whether or not a valuation allowance, or change therein, is warranted, Sirius Group considers factors such as prior earnings history, expected future earnings, carryback and carryforward periods, and strategies that if executed would result in the realization of a deferred tax asset. It is possible that certain planning strategies or projected earnings in certain subsidiaries may not be feasible to utilize the entire deferred tax asset, which could result in material changes to Sirius Group’s deferred tax assets and tax expense.

Of the $71.8 million valuation allowance as of December 31, 2017, $72.2 million relates to net operating loss carryforwards in Luxembourg and Netherlands subsidiaries and $(0.4) million relates to other deferred tax assets in Luxembourg, Swedish, and United States subsidiaries.

United States

Sirius Re Holdings, Inc. (“SReHi”) has an insignificant valuation allowance on foreign tax credits, which will expire in 2018 and 2019. SReHi has an additional $13.7 million of foreign tax credits that will expire between the years 2020 and 2027, which are expected to be fully utilized.

Uncertain Tax Positions

Recognition of the benefit of a given tax position is based upon whether a company determines that it is more likely than not that a tax position will be sustained upon examination based upon the technical merits of the position. In evaluating the more likely than not recognition threshold, Sirius Group must presume that the tax position will be subject to examination by a taxing authority with full knowledge of all relevant information. If the recognition threshold is met, then the tax position is measured at the largest amount of benefit that is more than 50% likely of being realized upon ultimate settlement.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	Permanent	Temporary	Interest and
	Differences(1)	Differences(2)	Penalties(3)	Total
	(Millions)
Balance at January 1, 2015	$15.0	$6.7	$0.1	$21.8
Changes in prior year tax positions	—	—	—	—
Tax positions taken during the current year	5.0	(0.1)	—	4.9
Lapse in statute of limitations	(0.2)	—	(0.1)	(0.3)
Settlements with tax authorities	—	—	—	—
Balance at December 31, 2015	$19.8	$6.6	$—	$26.4
Changes in prior year tax positions	—	—	—	—
Tax positions taken during the current year	4.4	(2.5)	0.2	2.1
Lapse in statute of limitations	—	—	—	—
Settlements with tax authorities	—	—	—	—
Balance at December 31, 2016	$24.2	$4.1	$0.2	$28.5
Changes in prior year tax positions	0.2	(0.1)	0.1	0.2
Tax positions taken during the current year	3.8	(2.2)	—	1.6
Lapse in statute of limitations	(0.5)	—	—	(0.5)
Settlements with tax authorities	(0.3)	—	(0.2)	(0.5)
Balance at December 31, 2017	$27.4	$1.8	$0.1	$29.3
(1)	Represents the amount of unrecognized tax benefits that, if recognized, would impact the effective tax rate.
(2)	Represents the amount of unrecognized tax benefits that, if recognized, would create a temporary difference between the reported amount of an item in the Consolidated Balance Sheets and its tax basis.
(3)	Net of tax benefit.

If Sirius Group determines in the future that its reserves for unrecognized tax benefits on permanent differences and interest and penalties are not needed, the reversal of $27.4 million of such reserves as of December 31, 2017 would be recorded as an income tax benefit and would impact the effective tax rate. If Sirius Group determines in the future that its reserves for unrecognized tax benefits on temporary differences are not needed, the reversal of $1.8 million of such reserves as of December 31, 2017 would not impact the effective tax rate due to deferred tax accounting but would accelerate the payment of cash to the taxing authority. The vast majority of Sirius Group’s reserves for unrecognized tax benefits on temporary differences relate to deductions for loss reserves where the timing of the deductions is uncertain.

Sirius Group classifies all interest and penalties on unrecognized tax benefits as part of income tax expense. During the years ended December 31, 2017, 2016, and 2015, Sirius Group recognized $(0.1) million, $0.2 million, and $(0.1) million in interest income (expense), respectively, net of any tax benefit. The balance of accrued interest as of December 31, 2017 and 2016 is $0.1 million and $0.2 million, respectively, net of any tax benefit.

Tax Examinations

The Swedish Tax Authority (“STA”) has denied deductions claimed by two of the Company’s Swedish subsidiaries in certain tax years for interest paid on intra-group debt instruments. Sirius Group is currently challenging the STA’s denial in court based on the technical merits. Sirius Group’s reserve for uncertain tax positions has taken into account relevant developments in these tax disputes and in applicable Swedish tax law including recent case law. Sirius Group has also taken into account the SPA by which Sirius Group was sold to CMIG International in 2016. Pursuant to the SPA, the seller agreed to indemnify the buyer and Sirius Group for, among other things, (1) any additional tax liability in excess of Sirius Group’s accounting for uncertain tax positions for tax periods prior to the sale of Sirius Group to CMIG International, and (2) an impairment in Sirius Group’s net deferred tax assets resulting from a final determination by a tax authority.

With few exceptions, Sirius Group is no longer subject to U.S. federal, state or non-U.S. income tax examinations by tax authorities for years before 2013.